Exhibit 10.26

CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.

November 11, 2025

MacroGenics, Inc.
9704 Medical Center Drive
Rockville, MD 20850
Attention: Chief Executive Officer

Ladies and Gentlemen:

This third letter agreement (“Third Letter Agreement”) is entered into as of November 11, 2025 (the “Third Letter Agreement Effective Date”), by and between MacroGenics, Inc. (“MacroGenics”) and Gilead Sciences, Inc. (“Gilead”) (collectively, the “Parties”). Reference is hereby made to the Collaboration and License Agreement between the Parties, dated as of October 14, 2022, as amended by the First Amendment to the Collaboration and License Agreement, dated January 11, 2024 (the “Collaboration Agreement”), the Letter Agreement between the Parties, dated as of August 31, 2023 (“First Letter Agreement”) and the Second Letter Agreement between the Parties, dated as of August 30, 2024 (“Second Letter Agreement”). Unless otherwise specified or defined herein, (a) any capitalized term used but not defined in this Third Letter Agreement will have the meaning assigned to it in the Collaboration Agreement, the First Letter Agreement or the Second Letter Agreement, as applicable; and (b) any capitalized term that is used herein and defined (differently) in this Third Letter Agreement and the Collaboration Agreement, the First Letter Agreement and/or the Second Letter Agreement, shall, for purposes of the second Research Program (whether such second Research Program is referenced in this Third Letter Agreement or in the Collaboration Agreement), have the meaning given to such term in this Third Letter Agreement.

As of the Third Letter Agreement Effective Date, and notwithstanding any conditions precedent detailed in the Collaboration Agreement, the Parties desire to designate [***], as the Confirmed Research Target Combination and the Licensed Research Target Combination for the second Research Program and Gilead desires to exercise the Research Program Opt-In with respect thereto. As a condition to the acceleration of Gilead’s Research Program Opt-In for the second Research Program and the related licenses from MacroGenics and payments from Gilead with respect thereto, the Parties have agreed to enter into this Third Letter Agreement, memorializing their agreement to the following:

1.Designation of Confirmed Research Target Combination and Licensed Research Target Combination. As of the Third Letter Agreement Effective Date and notwithstanding (a) the nomination process set forth in Section 5.1 (Research Target Nomination) of the Collaboration Agreement, including the end date for the Research Target Selection Period described therein, (b) the Gatekeeper clearance process described in Sections 5.1(b) (Gatekeeper) and 5.1(c) (Confirmed Research Target Combinations) of the Collaboration Agreement, (c) the limitation of each Research Program [***] as described in Sections 5.1(a) (Research Target Nomination Rights) through Section 5.1(c) (Confirmed Research Target Combinations) of the Collaboration Agreement and (d) the process steps related to the generation,
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characterization and evaluation of Research Molecules and Research Products that are directed to a given Confirmed Research Target Combination for a given Research Program, including the requirement for MacroGenics to deliver a Research Program Data Package and for Gilead to exercise its opt-in during the Research Program Opt-In Term, all as further described in Sections 5.2 (Research Program), 5.5 (Research Term) and 5.8 (Research Program Opt-In) of the Collaboration Agreement, the Parties have agreed to designate [***], as the Confirmed Research Target Combination and the Licensed Research Target Combination for the second Research Program.

2.Exercise of Option and Payment of Accelerated Opt-In Fee. Gilead hereby exercises the Research Program Opt-In with respect to the second Research Program. Notwithstanding Sections 5.2 (Research Program) and Section 5.8(c) (Option Exercise) of the Collaboration Agreement, within [***] after the Third Letter Agreement Effective Date, Gilead will pay MacroGenics a fee of Twenty-Five Million U.S. Dollars (US$25,000,000) for the second Research Program (the “Accelerated Opt-In Fee”) [***]. Gilead has determined that no Antitrust Filing is required in connection with its exercise of the Research Program Opt-In. Accordingly, for the purposes of the Collaboration Agreement, the Third Letter Agreement Effective Date will be the Research Program Opt-In Date, the Research Program Opt-In Effective Date and the Option Effective Date for the second Research Program.

3.Research Plan. The research plan for generating and characterizing Research Molecules and Research Products that are directed to the Confirmed Research Target Combination for the second Research Program is set forth in Exhibit A (the “Research Plan”; such activities, the “Research Program”). The Research Plan shall be deemed approved by the JSC as of the Third Letter Agreement Effective Date. For clarity, the Research Plan attached hereto as Exhibit A includes (a) an initial research plan setting forth a description of the Research Program activities to be performed, specifying which activities (if any) are to be performed by MacroGenics, and (b) a list and description of the information and materials to be provided by MacroGenics to Gilead, including a related technology transfer plan (which plan, for clarity, shall supersede the provisions of Section 5.9 (Technology Transfer) of the Collaboration Agreement).

4.Amendments to the Research Plan. Pursuant to Section 2.1(e)(ii) of the Collaboration Agreement, the Parties agree that the JSC will continue and will serve as a forum to discuss MacroGenics’ activities under the Research Plan for the second Research Program, through [***] for such second Research Program. [***]

5.Subcontracting. [***]

6.Effectiveness of Research License. On and after the Third Letter Agreement Effective Date, the co-exclusive research license granted to Gilead under Section 3.1(a) (Research Term License) of the Collaboration Agreement will automatically become effective. Notwithstanding anything to the contrary in the Collaboration Agreement, solely for purposes of the second Research Program, the “Research Target Combination License Date” shall mean the Third Letter Agreement Effective Date.

7.Confirmed Research Target Combination. For purposes of the second Research Program, all references in the Collaboration Agreement and this Third Letter Agreement to the “Confirmed Research Target Combination” and the “Licensed Research Target Combination” shall mean [***]. For clarity, the restrictions set forth in Section 3.10 of the Collaboration Agreement are [***].

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8.Effectiveness of Commercial License. On and after the Third Letter Agreement Effective Date, the license granted to Gilead under Section 3.1(b) (Exploitation Licenses for Research Molecules and Research Products) of the Collaboration Agreement will automatically become effective.

9.[***]

10.[***] Research Costs. [***] incurred by or on behalf of [***] in connection with the conduct of the Research Program activities allocated to [***] under the Research Plan for the second Research Program in accordance with the remainder of this Section 8 of the Third Letter Agreement. Within [***] during the Term, [***] shall [***] incurred by [***] during such [***] in the conduct of such activities and [***] shall [***]

11.[***]

12.Definitions. For purposes of the second Research Program, the following capitalized terms when appearing in the Collaboration Agreement, the First Letter Agreement, the Second Letter Agreement or this Third Letter Agreement shall have the meanings set forth below:

a.[***]

b.[***]

c.“Gilead Assigned Improvement Know-How” means all Know-How, whether patentable or not, conceived or reduced to practice by MacroGenics or Gilead in the course of conducting activities under the second Research Program, in each case that constitutes an improvement, modification or enhancement of [***] (“Gilead Assigned Improvement Know-How”) but excluding any improvements, modifications or enhancements that [***] the MacroGenics Platform.
d.“MacroGenics Platform” means MacroGenics’ Proprietary [***] DART® and TRIDENT® platforms regardless of application [***]. The MacroGenics Platform as of the Third Letter Agreement Effective Date is further described in Schedule 1.86 (MacroGenics Platform) of the Collaboration Agreement and attached hereto as Exhibit B.

e.“MacroGenics Platform Improvement Know-How” means all Know-How, whether patentable or not, conceived or reduced to practice by MacroGenics or Gilead in the course of conducting activities under this Agreement, in each case, that constitutes an improvement, modification or enhancement of the MacroGenics Platform, which Know-How arises from and only relates to the use of such MacroGenics Platform [***].
f.“MacroGenics Research Patent” means, with respect to the second Research Program, any Patent (excluding any Jointly Owned Patent) that is Controlled by MacroGenics or any of its Affiliates as of the Effective Date or at any time during the Term and that Covers one or more multi-specific (including bi-specific) antibody molecules that are directed to the Licensed Research Target Combination [***]. For clarity, the definition of MacroGenics Research Patents with respect to the first Research Program remains unchanged.

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g.“Proprietary” means, with respect to a subject matter and a Party, at the time such subject matter is disclosed or otherwise provided by such Party to the other Party under the Agreement, that such subject matter [***]

h.“Research Molecule” means any multi-specific, including bi-specific, antibody molecule that [***] and (b) is [***] directed to the Licensed Target Research Combination [***]. For clarity [***].

i.“Research Term” means the period commencing on the Second Research Program Opt-In Date and continuing until [***].

13.Patent Prosecution. Notwithstanding each Party’s right to file, prosecute, and maintain the MacroGenics Product-Specific Patents and MacroGenics Platform Patents after the Option Effective Date as set forth in this Section 16.2(a) of the Collaboration Agreement:

a.At its earliest opportunity (but not earlier than thirty (30) months after the earliest priority date) during patent prosecution, MacroGenics, in consultation with Gilead, in jurisdictions where permissible and to the extent reasonably feasible and in a manner that does not materially prejudice the prosecution of MacroGenics Licensed Patents, will file one or more non-provisional patent application(s) claiming priority to MacroGenics’ U.S. provisional application [***] with claims that solely cover [***]. Any such non-provisional patent application shall be deemed a MacroGenics Product-Specific Patent under the Collaboration Agreement (and thereafter prosecution of such non-provisional patent application will be subject to Section 16.2(a)(v)(2) of the Collaboration Agreement).

b.Likewise, if during the Term, MacroGenics files any new provisional or non-provisional patent application that includes written description that, if claimed, could cover [***], then, at Gilead’s request and expense, MacroGenics, in consultation with Gilead, in jurisdictions where permissible and to the extent reasonably feasible and in a manner that does not materially prejudice the prosecution of MacroGenics Licensed Patents, will file one or more non-provisional patent application(s) claiming priority to such new patent application with claims that solely cover [***]. Any such non-provisional patent application shall be deemed a MacroGenics Product-Specific Patent under the Collaboration Agreement (and thereafter prosecution of such non-provisional patent application will be subject to Section 16.2(a)(v)(2) of the Collaboration Agreement).

14.Retained Rights. MacroGenics retains all rights with respect to the MacroGenics Platform other than those expressly granted to Gilead under the Collaboration Agreement (as amended, including by this Third Letter Agreement). Without limiting the foregoing [***].

15.MacroGenics Licensed Patents. Schedule 1.80 (MacroGenics Licensed Patents) of the Collaboration Agreement is updated to include the information attached hereto as Exhibit C.

16.General Provisions. This Third Letter Agreement will be deemed to be incorporated into, and made a part of, the First Letter Agreement, the Second Letter Agreement and the Collaboration Agreement, and the First Letter Agreement, the Second Letter Agreement, Collaboration Agreement and this Third Letter Agreement will be read, taken, and construed as one and the same agreement (including with respect to

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the provisions set forth in Article 19 (Miscellaneous) of the Collaboration Agreement which will, as applicable, be deemed to apply to this Third Letter Agreement mutatis mutandis). In the event of any express conflict or inconsistency between this Third Letter Agreement, on one hand, and the First Letter Agreement, the Second Letter Agreement or the Collaboration Agreement on the other hand, the terms and conditions of this Third Letter Agreement will control solely with respect to the second Research Program. This Third Letter Agreement, together with the First Letter Agreement, the Second Letter Agreement and the Collaboration Agreement, sets forth the complete, final, and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions, and understandings between the Parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings between the Parties existing as of the Third Letter Agreement Effective Date with respect to the subject matter hereof. Except as expressly set forth in this Third Letter Agreement, all terms and conditions of the First Letter Agreement, the Second Letter Agreement and the Collaboration Agreement will remain in full force and effect during the effective period thereof.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Third Letter Agreement to be executed by their respective duly authorized officers as of the Third Letter Agreement Effective Date.

GILEAD SCIENCES, INC.

[***	]

MACROGENICS, INC.

[***	]

[Signature Page to Third Letter Agreement]

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Exhibit A
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Exhibit B
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Exhibit C
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